Convertible Notes Payable	12 Months Ended
Dec. 31, 2013
Convertible Notes Payable [Abstract]
CONVERTIBLE NOTES PAYABLE
5.           CONVERTIBLE NOTES PAYABLE

During 2013, the Company modified $2,432,500 of its outstanding short term debt whereby the notes become convertible. Additionally, from July 1, 2013 through September 24, 2013, the Company borrowed $2,124,500 from private investors.  The notes were unsecured, bear interest at 5% per annum and had a maturity date of December 31, 2013. The notes converted upon the completion of the reverse merger and converted into units of UTCH. Each unit consists of (i) one share of the Common Stock and (ii) one warrant to purchase one share of the Common Stock. The conversion price is $1 per unit. The warrant may be exercised at a purchase price of $2.50 per share. The holder has a period to exercise of 5 years from the date of issuance. The Company analyzed the conversion options in the Convertible Promissory notes for derivative accounting consideration under ASC 815, Derivative and Hedging, and determines that the transactions do not qualify for derivative treatment. Further, the Company determined that there is no discount to be recognized under accounting for beneficial conversion feature as these notes were automatically converted into the Public Company stock upon completion of a merger which closed on September 24, 2013.

On September 24, 2013, the Company issued 4,557,000 common shares and 4,557,000 warrants for the conversion of these notes.